SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): May 28, 1998




                               WAYNE BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                             0-20691                   22-3424621
----------------------------             --------------            -------------
(State or other jurisdiction             (SEC File No.)            (IRS Employer
     of incorporation)                                            Identification
                                                                         Number)




1195 Hamburg Turnpike, Wayne, New Jersey                07474
----------------------------------------                -----
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:(973) 305-5500




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               WAYNE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         The Registrant issued a press release on May 29, 1998, announcing that it had signed a definitive merger agreement (the "Agreement") with Valley National Bancorp ("Valley"), dated May 29, 1998, for the acquisition of all of the outstanding common stock of the Registrant. Shareholders of the Registrant will receive 1.10 shares of common stock of Valley for each share of common stock of the Registrant they own.

         Consummation of the acquisition is subject to several conditions, including the receipt from accountants of a letter stating that the acquisition will qualify for pooling of interests accounting treatment, and receipt of applicable regulatory approval and stockholder approval by the Registrant's shareholders.

         A copy of a press release issued May 29, 1998 by the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and
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Exhibits
--------

Exhibit 99.1 -- Press Release Concerning Merger Agreement dated May 29, 1998.
------------
Exhibit 99.2 -- Agreement and Plan of Merger dated as of May 29, 1998.
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Exhibit 99.3 -- Stock Option Agreement dated as of May 29, 1998.
------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               WAYNE BANCORP, INC.



Date: June 2, 1998             By: /s/Johanna O'Connell
                                  ------------------------------
                                      Johanna O'Connell
                                      President